UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2018

WESTERN ASSET

ADJUSTABLE RATE

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Adjustable Rate Income Fund for the twelve-month reporting period ended May 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 29, 2018

II	Western Asset Adjustable Rate Income Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended May 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2% during the second and third quarters of 2017, respectively. GDP growth then moderated to 2.9% for the fourth quarter of the year. Finally, the U.S. Department of Commerce’s final reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.0%. More modest GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by a smaller decrease in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on May 31, 2018, the unemployment rate was 3.8%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since April 2000. The percentage of longer-term unemployed declined during the reporting period. In May 2018, 19.4% of Americans looking for a job had been out of work for more than six months, versus 24.3% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rateiii, three times during the reporting period. The first occurrence took place on June 14, 2017, as the Fed raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018 — after the reporting period ended — the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 29, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Adjustable Rate Income Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Adjustable Rate Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Fund, under normal circumstances, invests at least 80% of its assets in adjustable-rate securities. Unlike fixed-rate securities, the interest rates of the Fund’s adjustable-rate securities are periodically readjusted (typically between one and thirty-six months) to reflect current changes in interest rates. Securities in which the Fund may invest include mortgage-backed securities (“MBS”) (including U.S. government and privately-issued MBS), asset-backed securities (“ABS”), collateralized mortgage obligations, mortgage-related derivative securities (including government stripped MBS), U.S. government securities, corporate loans and corporate debt securities. We seek to achieve low volatility of NAV by diversifying the Fund’s assets among investments we believe will, in aggregate, be resistant to significant fluctuations in market value.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationii as estimated by Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, of less than or equal to one year. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable quality by Western Asset), but may invest up to 20% of its assets in below investment grade bonds. Securities rated below investment grade are commonly known as “junk” or “high yield” bonds. The Fund may invest up to 10% of its assets, in U.S. dollar denominated securities of foreign issuers, including MBS and ABS issued by foreign entities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options and futures contracts and other synthetic instruments that are intended to provide economic exposure to the securities or issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationiii), and for other purposes. The Fund may borrow money to buy additional securities or for other purposes.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market generated weak results over the twelve-month

Western Asset Adjustable Rate Income Fund 2018 Annual Report	1

Fund overview (cont’d)

reporting period ended May 31, 2018. The spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including three interest rate hikes by the Federal Reserve Board (the “Fed”)iv, mixed outlooks for inflation, the signing of the U.S. tax reform bill and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The two-year Treasury note began the reporting period at 1.28% — equaling its low for the reporting period — and ended the period at 2.40%. The high for the period of 2.59% occurred on May 22, 2018. The ten-year Treasury began the reporting period at 2.21% and ended the period at 2.83%. The low for the period of 2.05% occurred on September 7, 2017 and the peak of 3.11% took place on May 17, 2018. All told, the Bloomberg Barclays U.S. Aggregate Indexv, returned -0.37% for the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. From a sector positioning perspective, we increased the Fund’s allocations to asset-backed securities (mainly student loans) and cash. In contrast, we reduced the Fund’s allocations to agency MBS, high-yield corporate bonds, collateralized loan obligations, emerging market debt and non-agency residential MBS.

During the reporting period, U.S. Treasury futures and options, Eurodollar interest rate futures and interest rate swaps, which were used to manage the Fund’s duration and yield curvevi exposure, in aggregate, contributed to performance.

Performance review

For the twelve months ended May 31, 2018, Class A shares of Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 2.26%. The Fund’s unmanaged benchmark, the FTSE 6-Month U.S. Treasury Bill Indexvii, returned 1.26% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 0.60% over the same time frame.

Performance Snapshot as of May 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Adjustable Rate Income Fund:
Class A	1.04%	2.26%
Class C	0.55%	1.41%
Class C1[2]	0.71%	1.68%
Class I	1.09%	2.48%
Class IS	1.12%	2.56%
FTSE 6-Month U.S. Treasury Bill Index	0.74%	1.26%
Lipper Short Investment Grade Debt Funds Category Average[1]	0.15%	0.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 346 funds for the six-month period and among the 340 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Adjustable Rate Income Fund 2018 Annual Report

more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2018 for Class A, Class C, Class C1, Class I and Class IS shares were 1.64%, 1.09%, 1.37%, 2.11% and 2.20%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class I and Class IS shares would have been 2.05% and 2.14%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.84%, 1.67%, 1.42%, 0.65% and 0.59%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.70% for Class C shares, 0.65% for Class I shares and 0.55% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its structured product exposure. In particular, overweights to non-agency residential MBS, ABS and commercial MBS were additive for returns during the reporting period as their spreads narrowed.

The Fund’s overweights to investment-grade and high-yield corporate bonds were also additive for performance as their spreads narrowed given overall strong corporate

Western Asset Adjustable Rate Income Fund 2018 Annual Report	3

Fund overview (cont’d)

earnings and generally solid demand. Individual investment-grade holdings that performed well during the reporting period included General Motors Company, Credit Agricole SA and Wells Fargo & Company. The Fund’s high-yield positions that were the most beneficial for results included Petrobras, Univision and First Data Corp.

Finally, the Fund’s curve positioning contributed to performance. In particular, we maintained a flattening bias. This was rewarded as the yield curve flattened, with longer-term rates rising less than their short-term counterparts.

Q. What were the leading detractors from performance?

A. The Fund outperformed its benchmark during the reporting period. Several of the Fund’s investment-grade and high-yield corporate bonds detracted from its relative results. From an investment-grade corporate bond perspective, the Fund’s holdings in Barclays Capital, Banco Santander and Amazon.com, Inc. were negative for returns. In terms of the Fund’s high-yield corporate bonds positions, Dish Network Corp, CIT Group, Inc. and Teva Pharmaceutical Industries were headwinds for performance.

Sincerely,

Western Asset Management Company, LLC

June 19, 2018

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds, sometimes referred to as “junk” bonds, are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investments in securities of foreign issuers or issuers with significant exposure to foreign markets are subject to additional risks, including social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2018 were: Corporate Bonds & Notes (40.2%), Asset-Backed Securities (21.6%), Collateralized Mortgage Obligations (17.3%), Mortgage-Backed Securities (1.7%) and Senior Loans (1.7%). The Fund’s portfolio composition is subject to change at any time.

4	Western Asset Adjustable Rate Income Fund 2018 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

The FTSE 6-Month U.S. Treasury Bill Index (formerly known as the Citigroup 6-Month U.S. Treasury Bill Index) is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2018 and May 31, 2017 and does not include derivatives, such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2017 and held for the six months ended May 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.04%	$1,000.00	$1,010.40	0.95%	$4.76	Class A	5.00%	$1,000.00	$1,020.19	0.95%	$4.78
Class C	0.55	1,000.00	1,005.50	1.70	8.50	Class C	5.00	1,000.00	1,016.45	1.70	8.55
Class C1	0.71	1,000.00	1,007.10	1.36	6.81	Class C1	5.00	1,000.00	1,018.15	1.36	6.84
Class I	1.09	1,000.00	1,010.90	0.63	3.16	Class I	5.00	1,000.00	1,021.79	0.63	3.18
Class IS	1.12	1,000.00	1,011.20	0.55	2.76	Class IS	5.00	1,000.00	1,022.19	0.55	2.77

Western Asset Adjustable Rate Income Fund 2018 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[3]	Class I	Class IS
Twelve Months Ended 5/31/18	2.26%	1.41%	1.68%	2.48%	2.56%
Five Years Ended 5/31/18	1.56	0.73	0.98	1.73	N/A
Ten Years Ended 5/31/18	1.87	N/A	1.30	2.04	N/A
Inception* through 5/31/18	—	1.03	—	—	1.96

With sales charges[2]	Class A	Class C	Class C1[3]	Class I	Class IS
Twelve Months Ended 5/31/18	-0.05%	0.41%	1.68%	2.48%	2.56%
Five Years Ended 5/31/18	1.10	0.73	0.98	1.73	N/A
Ten Years Ended 5/31/18	1.64	N/A	1.30	2.04	N/A
Inception* through 5/31/18	—	1.03	—	—	1.96

Cumulative total returns
Without sales charges[1]
Class A (5/31/08 through 5/31/18)	20.32%
Class C (Inception date of 8/1/12 through 5/31/18)	6.16
Class C1[3] (5/31/08 through 5/31/18)	13.75
Class I (5/31/08 through 5/31/18)	22.33
Class IS (Inception date of 1/31/14 through 5/31/18)	8.77

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

[3]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, C, C1[3] , I and IS shares are April 18, 1997, August 1, 2012, June 22, 1992, October 17, 2002 and January 31, 2014, respectively.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C11 shares of Western Asset Adjustable Rate Income Fund vs. FTSE 6-Month U.S. Treasury Bill Index†* — May 2008 - May 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C1 shares of Western Asset Adjustable Rate Income Fund on May 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the FTSE 6-Month U.S. Treasury Bill Index. The FTSE 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month U.S. Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C1 shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

[1]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Formerly known as Citigroup 6-Month U.S. Treasury Bill Index.

10	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— FTSE 6-Month U.S. Treasury Bill Index*
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

*	Formerly known as the Citigroup 6-Month U.S. Treasury Bill Index.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — May 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— FTSE 6-Month U.S. Treasury Bill Index*
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

*	Formerly known as the Citigroup 6-Month U.S. Treasury Bill Index.

12	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Schedule of investments

May 31, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 40.2%
Consumer Discretionary — 6.5%
Automobiles — 3.9%
BMW U.S. Capital LLC, Senior Bonds (3 mo. USD LIBOR + 0.410%)	2.749%	4/12/21	$1,000,000	$1,003,759	(a)(b)
Daimler Finance NA LLC, Senior Notes (3 mo. USD LIBOR + 0.550%)	2.913%	5/4/21	400,000	400,973	(a)(b)
Ford Motor Credit Co., LLC, Senior Bonds (3 mo. USD LIBOR + 0.930%)	3.293%	11/4/19	620,000	624,680	(a)
Ford Motor Credit Co., LLC, Senior Notes	2.551%	10/5/18	270,000	270,039
Ford Motor Credit Co., LLC, Senior Notes	2.021%	5/3/19	210,000	208,328
General Motors Co., Senior Notes (3 mo. USD LIBOR + 0.800%)	3.163%	8/7/20	400,000	401,902	(a)
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 2.060%)	4.408%	1/15/19	1,500,000	1,517,013	(a)
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	330,000	332,463
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.850%)	3.188%	4/9/21	1,000,000	1,006,168	(a)
Total Automobiles				5,765,325
Household Durables — 0.1%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	170,000	168,637
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	1.900%	8/21/20	330,000	323,726	(b)
Media — 0.1%
DISH DBS Corp., Senior Notes	5.875%	11/15/24	160,000	133,552
Multiline Retail — 1.4%
Dollar Tree Inc., Senior Notes (3 mo. USD LIBOR + 0.700%)	3.055%	4/17/20	2,000,000	2,006,541	(a)
Specialty Retail — 0.8%
Lowe’s Cos. Inc., Senior Notes (3 mo. USD LIBOR + 0.240%)	2.588%	4/15/19	660,000	661,453	(a)
Lowe’s Cos. Inc., Senior Notes (3 mo. USD LIBOR + 0.420%)	2.491%	9/10/19	500,000	502,282	(a)
Total Specialty Retail				1,163,735
Total Consumer Discretionary				9,561,516
Consumer Staples — 1.3%
Beverages — 0.1%
Anheuser-Busch InBev Finance Inc., Senior Notes (3 mo. USD LIBOR + 1.260%)	3.623%	2/1/21	190,000	195,567	(a)
Food Products — 0.7%
Mondelez International Inc., Senior Notes (3 mo. USD LIBOR + 0.520%)	2.878%	2/1/19	790,000	791,938	(a)
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	160,000	157,913	(b)
Total Food Products				949,851

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	13

Schedule of investments (cont’d)

May 31, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 0.5%
BAT Capital Corp., Senior Notes	2.764%	8/15/22	$390,000	$376,633	(b)
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	210,000	207,582
Reynolds American Inc., Senior Notes	3.250%	6/12/20	172,000	172,233
Total Tobacco				756,448
Total Consumer Staples				1,901,866
Energy — 3.8%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.250%	11/15/21	180,000	181,135
Oil, Gas & Consumable Fuels — 3.7%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	230,000	238,367
BP Capital Markets PLC, Senior Bonds (3 mo. USD LIBOR + 0.870%)	3.015%	9/16/21	900,000	917,330	(a)
Chevron Corp., Senior Notes (3 mo. USD LIBOR + 0.410%)	2.753%	11/15/19	1,050,000	1,056,283	(a)
Chevron Corp., Senior Notes (3 mo. USD LIBOR + 0.530%)	2.555%	3/3/22	800,000	809,136	(a)
Exxon Mobil Corp., Senior Bonds (3 mo. USD LIBOR + 0.370%)	2.395%	3/6/22	640,000	643,364	(a)
Kinder Morgan Inc., Senior Notes	7.250%	6/1/18	40,000	40,000
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	90,000	92,487
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	690,000	724,155
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.450%)	2.806%	5/11/20	330,000	332,888	(a)
Sinopec Group Overseas Development 2014 Ltd., Senior Notes (3 mo. USD LIBOR + 0.920%)	3.258%	4/10/19	600,000	601,977	(a)(b)
Total Oil, Gas & Consumable Fuels				5,455,987
Total Energy				5,637,122
Financials — 21.7%
Banks — 11.9%
Banco Santander SA, Senior Notes	3.125%	2/23/23	200,000	190,955
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 0.870%)	3.178%	4/1/19	1,580,000	1,590,823	(a)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 1.160%)	3.519%	1/20/23	1,500,000	1,524,748	(a)
Bank of Montreal, Senior Notes (3 mo. USD LIBOR + 0.460%)	2.802%	4/13/21	1,000,000	1,003,045	(a)
Barclays PLC, Senior Notes (3 mo. USD LIBOR + 1.380%)	3.710%	5/16/24	1,000,000	997,526	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	450,000	455,625
Citigroup Inc., Junior Subordinated Bonds (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	1,000,000	1,008,750	(a)(c)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.770%)	3.101%	4/8/19	530,000	532,252	(a)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.950%)	3.309%	7/24/23	1,500,000	1,503,886	(a)
Cooperatieve Rabobank U.A., Senior Bonds	3.125%	4/26/21	940,000	938,502

See Notes to Financial Statements.

14	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 0.970%)	3.041%	6/10/20	$980,000	$993,475	(a)(b)
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 1.180%)	3.488%	7/1/21	350,000	357,336	(a)(b)
HSBC Holdings PLC, Senior Notes (3 mo. USD LIBOR + 1.000%)	3.326%	5/18/24	1,150,000	1,146,703	(a)
HSBC USA Inc., Senior Notes (3 mo. USD LIBOR + 0.880%)	3.166%	9/24/18	390,000	390,798	(a)
Royal Bank of Canada, Senior Notes (3 mo. USD LIBOR + 0.390%)	2.752%	4/30/21	330,000	330,599	(a)
Santander Holdings USA Inc., Senior Notes	2.700%	5/24/19	757,000	753,546
Svenska Handelsbanken AB, Senior Notes (3 mo. USD LIBOR + 0.470%)	2.800%	5/24/21	330,000	330,364	(a)
U.S. Bank N.A., Senior Notes (3 mo. USD LIBOR + 0.320%)	2.682%	4/26/21	1,000,000	1,000,433	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	7/2/18	1,020,000	1,010,565	(a)(c)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 0.930%)	3.286%	2/11/22	1,000,000	1,010,851	(a)
Westpac Banking Corp., Senior Notes (3 mo. USD LIBOR + 0.740%)	3.099%	7/30/18	300,000	300,421	(a)
Total Banks				17,371,203
Capital Markets — 4.3%
Bank of New York Mellon Corp., Senior Notes (3 mo. USD LIBOR + 0.870%)	3.191%	8/17/20	530,000	537,884	(a)
Bank of New York Mellon Corp., Senior Notes (3 mo. USD LIBOR + 1.050%)	3.409%	10/30/23	800,000	811,286	(a)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	3.443%	11/15/18	950,000	954,681	(a)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.360%)	3.720%	4/23/21	380,000	389,375	(a)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.780%)	3.139%	10/31/22	1,500,000	1,500,894	(a)
Morgan Stanley, Senior Notes (3 mo. USD LIBOR + 0.550%)	2.903%	2/10/21	1,000,000	1,002,947	(a)
UBS AG Stamford CT, Senior Notes (3 mo. USD LIBOR + 0.850%)	2.856%	6/1/20	1,090,000	1,101,175	(a)
Total Capital Markets				6,298,242
Consumer Finance — 3.0%
American Express Credit Corp., Senior Notes (3 mo. USD LIBOR + 0.780%)	3.143%	11/5/18	820,000	822,412	(a)
American Express Credit Corp., Senior Notes (3 mo. USD LIBOR + 0.430%)	2.455%	3/3/20	1,000,000	1,003,881	(a)
American Express Credit Corp., Senior Notes	2.600%	9/14/20	630,000	624,038
Caterpillar Financial Services Corp., Senior Notes (3 mo. USD LIBOR + 0.510%)	2.840%	5/15/23	1,000,000	1,000,981	(a)
Ford Motor Credit Co., LLC, Senior Notes	3.339%	3/28/22	1,000,000	986,112
Total Consumer Finance				4,437,424

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	15

Schedule of investments (cont’d)

May 31, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 0.8%
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	$420,000	$485,763
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	670,000	670,512	(b)
Total Diversified Financial Services				1,156,275
Insurance — 1.7%
Allstate Corp., Senior Notes (3 mo. USD LIBOR + 0.430%)	2.732%	3/29/21	600,000	601,731	(a)
Allstate Corp., Senior Notes (3 mo. USD LIBOR + 0.630%)	2.932%	3/29/23	1,000,000	1,005,532	(a)
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	1,627	2,196	*(b)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.811%	2/12/23	7,822	7,959	(a)(b)
Prudential Financial Inc., Senior Notes (3 mo. USD LIBOR + 0.780%)	3.123%	8/15/18	890,000	891,483	(a)
Total Insurance				2,508,901
Total Financials				31,772,045
Health Care — 2.4%
Biotechnology — 0.5%
Amgen Inc., Senior Notes (3 mo. USD LIBOR + 0.600%)	2.929%	5/22/19	350,000	351,678	(a)
Gilead Sciences Inc., Senior Notes	1.850%	9/4/18	170,000	169,808
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	170,000	168,278
Total Biotechnology				689,764
Health Care Equipment & Supplies — 0.6%
Becton, Dickinson & Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	3.055%	6/6/22	330,000	331,076	(a)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	380,000	371,450
Zimmer Biomet Holdings Inc., Senior Notes (2.928% to 3/20/19 then 3 mo. USD LIBOR + 0.750%)	2.928%	3/19/21	250,000	250,633	(a)
Total Health Care Equipment & Supplies				953,159
Health Care Providers & Services — 0.8%
CVS Health Corp., Senior Notes	1.900%	7/20/18	300,000	299,797
CVS Health Corp., Senior Notes (3 mo. USD LIBOR + 0.720%)	2.755%	3/9/21	900,000	906,238	(a)
Total Health Care Providers & Services				1,206,035
Pharmaceuticals — 0.5%
Merck & Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.375%)	2.728%	2/10/20	620,000	624,013	(a)
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	28,606
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	50,000	45,982
Total Pharmaceuticals				698,601
Total Health Care				3,547,559

See Notes to Financial Statements.

16	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 0.7%
Aerospace & Defense — 0.4%
General Dynamics Corp., Senior Notes (3 mo. USD LIBOR + 0.380%)	2.736%	5/11/21	$600,000	$600,935	(a)
Airlines — 0.0%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	9,798	10,864
Machinery — 0.3%
John Deere Capital Corp., Senior Notes (3 mo. USD LIBOR + 0.240%)	2.331%	3/12/21	370,000	371,632	(a)
Total Industrials				983,431
Information Technology — 1.2%
Semiconductors & Semiconductor Equipment — 0.1%
QUALCOMM Inc., Senior Notes	2.100%	5/20/20	140,000	139,705
Software — 0.7%
Oracle Corp., Senior Notes (3 mo. USD LIBOR + 0.580%)	2.928%	1/15/19	1,050,000	1,053,950	(a)
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	550,000	560,665	(b)
Total Information Technology				1,754,320
Materials — 0.3%
Chemicals — 0.3%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	380,000	365,302	(b)
Telecommunication Services — 2.1%
Diversified Telecommunication Services — 1.4%
AT&T Inc., Senior Notes (3 mo. USD LIBOR + 0.910%)	3.229%	11/27/18	230,000	230,784	(a)
AT&T Inc., Senior Notes (3 mo. USD LIBOR + 0.930%)	3.232%	6/30/20	760,000	768,262	(a)
CenturyLink Inc., Senior Notes	6.150%	9/15/19	80,000	82,475
Verizon Communications Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	3.443%	5/15/25	920,000	920,615	(a)
Total Diversified Telecommunication Services				2,002,136
Wireless Telecommunication Services — 0.7%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	280,000	290,872
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	33,000	33,840	(b)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	80,000	94,600
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	437,500	435,313	(b)
Vodafone Group PLC, Senior Bonds (3 mo. USD LIBOR + 0.990%)	3.308%	1/16/24	220,000	219,556	(a)
Total Wireless Telecommunication Services				1,074,181
Total Telecommunication Services				3,076,317

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	17

Schedule of investments (cont’d)

May 31, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 0.2%
Electric Utilities — 0.2%
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	$300,000	$291,875
Total Corporate Bonds & Notes (Cost — $58,674,515)				58,891,353
Asset-Backed Securities — 21.6%
Academic Loan Funding Trust, 2012-1A A2 (1 mo. USD LIBOR + 1.100%)	3.060%	12/27/44	384,085	384,231	(a)(b)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	3.948%	5/1/27	160,000	160,249	(a)(b)
Ally Master Owner Trust, 2017-3 A1 (1 mo. USD LIBOR + 0.430%)	2.349%	6/15/22	1,100,000	1,104,000	(a)
Ameriquest Mortgage Securities Inc., 2005-R7 M2 (1 mo. USD LIBOR + 0.500%)	2.647%	9/25/35	360,000	362,306	(a)
Apollo Credit Funding Ltd., 2004-A A1 (3 mo. USD LIBOR + 1.470%)	3.818%	4/15/27	750,000	750,856	(a)(b)
Ascentium Equipment Receivables, 2017-1A A3	2.290%	6/10/21	680,000	673,088	(b)
Avery Point CLO Ltd., 2014-5A AR (3 mo. USD LIBOR + 0.980%)	3.333%	7/17/26	400,000	400,400	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A A	2.970%	3/20/24	400,000	392,142	(b)
Bayview Financial Asset Trust, 2007-SR1A M1 (1 mo. USD LIBOR + 0.800%)	2.760%	3/25/37	531,969	505,188	(a)(b)
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	3.510%	11/23/25	250,000	250,112	(a)(b)
Business Loan Express, 2001-2A A (1 mo. USD LIBOR + 0.580%)	2.540%	1/25/28	138,267	130,102	(a)(b)
Business Loan Express, 2002-1A A (1 mo. USD LIBOR + 0.550%)	2.510%	7/25/28	66,236	64,672	(a)(b)
Capital One Multi-Asset Execution Trust, 2016-A7 A7 (1 mo. USD LIBOR + 0.510%)	2.429%	9/16/24	1,500,000	1,513,540	(a)
Carlyle Global Market Strategies, 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	3.579%	7/20/31	500,000	501,950	(a)(b)
Cent CLO LP, 2014-21A A1BR (3 mo. USD LIBOR + 1.210%)	3.576%	7/27/26	500,000	500,387	(a)(b)
CIFC Funding Ltd., 2017-1A A (3 mo. USD LIBOR + 1.360%)	3.722%	4/23/29	250,000	251,353	(a)(b)
Countrywide Asset-Backed Certificates, 2007-10 1A1 (1 mo. USD LIBOR + 0.180%)	2.140%	6/25/47	1,079,084	1,035,517	(a)
Flatiron CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.250%)	3.089%	5/15/30	500,000	502,103	(a)(b)
Ford Credit Floorplan Master Owner Trust, 2015-2 A2 (1 mo. USD LIBOR + 0.570%)	2.489%	1/15/22	1,000,000	1,005,868	(a)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	950,000	948,597	(b)
Hertz Vehicle Financing LLC, 2018-1A A	3.290%	2/25/24	380,000	375,703	(b)
Jamestown CLO Ltd., 2014-4A A2R (3 mo. USD LIBOR + 1.350%)	3.698%	7/15/26	250,000	250,052	(a)(b)
Kubota Credit Owner Trust, 2018-1A A2	2.800%	2/16/21	500,000	500,505	(b)

See Notes to Financial Statements.

18	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
LCM Ltd. Partnership, 2023-A A1 (3 mo. USD LIBOR + 1.400%)	3.759%	10/20/29	$500,000	$503,298	(a)(b)
Madison Park Funding Ltd., 2014-14A A2R (3 mo. USD LIBOR + 1.120%)	3.479%	7/20/26	600,000	600,754	(a)(b)
Merrill Lynch Mortgage Investors Trust Series, 2006-HE1 M1 (1 mo. USD LIBOR + 0.390%)	2.482%	12/25/36	370,000	370,015	(a)
Navient Student Loan Trust, 2017-3A A3 (1 mo. USD LIBOR + 1.050%)	3.010%	7/26/66	280,000	287,375	(a)(b)
Navient Student Loan Trust, 2017-5A A (1 mo. USD LIBOR + 0.800%)	2.760%	7/26/66	562,185	568,489	(a)(b)
NCUA Guaranteed Notes, 2010-A1 A (1 mo. USD LIBOR + 0.350%)	2.245%	12/7/20	673,873	675,856	(a)
Nelnet Student Loan Trust, 2005-1 A5 (3 mo. USD LIBOR + 0.110%)	2.470%	10/25/33	1,159,057	1,153,364	(a)
New Century Home Equity Loan Trust, 2004-2 M2 (1 mo. USD LIBOR + 0.930%)	2.890%	8/25/34	830,663	829,232	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1 (1 mo. USD LIBOR + 1.425%)	3.385%	5/25/33	147,439	144,702	(a)
OHA Loan Funding Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.410%)	3.249%	8/15/29	250,000	251,306	(a)(b)
Option One Mortgage Loan Trust, 2007-FXD1 1A1	5.866%	1/25/37	395,772	374,915
Option One Mortgage Loan Trust, 2007-FXD1 3A4	5.860%	1/25/37	720,000	715,381
OSCAR U.S. Funding Trust, 2017-1A A2A	2.300%	5/11/20	700,971	701,085	(b)
Panhandle-Plains Higher Education Authority Inc., 2011-1 A2 (3 mo. USD LIBOR + 0.950%)	3.258%	7/1/24	485,263	486,413	(a)
PHEAA Student Loan Trust, 2013-2A A1 (1 mo. USD LIBOR + 0.550%)	2.510%	4/25/30	691,405	688,648	(a)(b)
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	2.840%	8/25/33	319,907	313,813	(a)
Saxon Asset Securities Trust, 2003-1 M1 (1 mo. USD LIBOR + 1.050%)	3.010%	6/25/33	265,731	265,267	(a)
SLC Student Loan Trust, 2005-2 A3 (3 mo. USD LIBOR + 0.110%)	2.235%	3/15/27	1,405,494	1,403,871	(a)
SLC Student Loan Trust, 2006-2 A6 (3 mo. USD LIBOR + 0.160%)	2.285%	9/15/39	930,000	906,384	(a)
SLM Student Loan Trust, 2005-07 A4 (3 mo. USD LIBOR + 0.150%)	2.510%	10/25/29	744,260	740,970	(a)
SLM Student Loan Trust, 2005-5 A4 (3 mo. USD LIBOR + 0.140%)	2.500%	10/25/28	1,290,000	1,286,028	(a)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	2.510%	3/25/44	1,390,000	1,353,638	(a)
SLM Student Loan Trust, 2006-2 A6 (3 mo. USD LIBOR + 0.170%)	2.530%	1/25/41	1,300,000	1,272,099	(a)
Small Business Administration, 2017-10A 1	2.845%	3/10/27	316,763	310,367

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	19

Schedule of investments (cont’d)

May 31, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Towd Point Asset Trust, 2018-SL1 A (1 mo. USD LIBOR + 0.600%)	2.583%	1/25/46	$730,000	$727,064	(a)(b)(d)(e)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR + 0.890%)	3.243%	4/15/29	400,000	399,540	(a)(b)
Venture CDO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	3.469%	7/20/30	1,000,000	1,000,100	(a)(b)
Voya CLO Ltd., 2014-2A A1R (3 mo. USD LIBOR + 1.250%)	3.603%	4/17/30	500,000	501,283	(a)(b)
ZAIS CLO 5 Ltd., 2016-2A A1 (3 mo. USD LIBOR + 1.530%)	3.878%	10/15/28	250,000	250,567	(a)(b)
Total Asset-Backed Securities (Cost — $31,528,746)				31,644,745
Collateralized Mortgage Obligations (f) — 17.3%
Adjustable Rate Mortgage Trust, 2004-2 CB1 (1 mo. USD LIBOR + 1.150%)	3.110%	2/25/35	154,778	136,075	(a)
BAMLL Commercial Mortgage Securities Trust, 2013-DSNY A (1 mo. USD LIBOR + 1.050%)	2.947%	9/15/26	380,000	380,298	(a)(b)
Banc of America Funding Corp., 2014-R5 1A2 (6 mo. USD LIBOR + 1.500%)	3.460%	9/26/45	1,540,000	1,263,745	(a)(b)
Banc of America Funding Corp., 2015-R2 04A1 (1 mo. USD LIBOR + 0.165%)	2.125%	9/29/36	504,042	496,308	(a)(b)
BCAP LLC Trust, 2011-RR5 11A4 (1 mo. USD LIBOR + 0.150%)	2.047%	5/28/36	1,127,379	1,118,949	(a)(b)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3 (1 mo. USD LIBOR + 1.100%)	3.060%	10/25/33	492,516	490,842	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	2.637%	8/25/35	4,626	4,588	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2 (1 mo. USD LIBOR + 0.290%)	2.611%	10/25/35	16,118	15,964	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2 (1 mo. USD LIBOR + 0.200%)	2.377%	1/25/36	7,051	6,869	(a)(b)
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	330,000	325,724
CLNS Trust, 2017-IKPR A (1 mo. USD LIBOR + 0.800%)	2.696%	6/11/32	370,000	370,745	(a)(b)
Cold Storage Trust, 2017-ICE3 A (1 mo. USD LIBOR + 1.000%)	2.897%	4/15/36	260,000	261,314	(a)(b)
Countrywide Alternative Loan Trust, 2004-28CB 2A7	5.750%	1/25/35	135,362	136,020
Credit Suisse Mortgage Trust, 2010-3R 2A3 (12 mo. USD LIBOR + 2.000%)	4.500%	12/26/36	470,000	481,201	(a)(b)
Credit Suisse Mortgage Trust, 2014-11R 15A2 (6 mo. USD LIBOR + 2.000%)	3.556%	1/27/36	679,075	608,587	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2 (1 mo. USD LIBOR + 0.700%)	2.587%	12/29/45	191,828	192,303	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1 (1 mo. USD LIBOR + 0.350%)	2.247%	11/15/40	186,186	186,975	(a)

See Notes to Financial Statements.

20	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 1997-19 F (1 year Treasury Constant Maturity Rate + 2.210%)	2.132%	6/1/28	$31,501	$31,528	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-HQ2 M2 (1 mo. USD LIBOR + 2.200%)	4.160%	9/25/24	210,412	216,388	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA1 M3 (1 mo. USD LIBOR + 3.300%)	5.260%	10/25/27	390,000	434,043	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA2 M2 (1 mo. USD LIBOR + 2.600%)	4.560%	12/25/27	236,883	242,337	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T06 A3	4.238%	11/25/40	162,342	160,588	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4 (1 year Treasury Constant Maturity Rate + 2.080%)	4.083%	3/25/42	1,256,072	1,317,529	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T03 2A (1 year Treasury Constant Maturity Rate + 2.060%)	3.762%	8/25/43	991,121	1,043,872	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	1.791%	3/25/27	87,212	87,185	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF (1 mo. USD LIBOR + 0.400%)	2.360%	8/25/33	2,688	2,689	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A (1 year Treasury Constant Maturity Rate + 2.030%)	3.842%	8/25/42	932,328	954,530	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1 (1 mo. USD LIBOR + 0.400%)	2.360%	5/25/42	130,184	128,775	(a)
Federal National Mortgage Association (FNMA) - CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	6.860%	11/25/24	240,608	275,657	(a)(b)
Federal National Mortgage Association (FNMA) - CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	6.960%	11/25/24	371,447	417,972	(a)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1M2 (1 mo. USD LIBOR + 3.000%)	4.960%	10/25/29	810,000	866,498	(a)(b)
Federal National Mortgage Association (FNMA) - CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	5.510%	7/25/30	350,000	348,903	(a)(b)
Federal National Mortgage Association (FNMA) - CAS, 2018-C03 1M1 (1 mo. USD LIBOR + 0.680%)	2.640%	10/25/30	367,354	367,487	(a)
Federal National Mortgage Association (FNMA) - CAS, 2018-C03 1M2C (1 mo. USD LIBOR + 2.150%)	4.110%	10/25/30	320,000	310,593	(a)
First Horizon Alternative Mortgage Securities, 2007-FA1 A6 (1 mo. USD LIBOR + 0.300%)	2.260%	3/25/37	1,383,537	804,003	(a)
GE Business Loan Trust, 2006-1A C (1 mo. USD LIBOR + 0.420%)	2.339%	5/15/34	354,184	329,793	(a)(b)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	21

Schedule of investments (cont’d)

May 31, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Gosforth Funding PLC, 2017-1A A1A (3 mo. USD LIBOR + 0.470%)	2.648%	12/19/59	$195,059	$196,061	(a)(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	2.383%	2/20/61	450,033	451,232	(a)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. USD LIBOR + 0.400%)	2.091%	3/20/63	755,725	755,426	(a)
GS Mortgage Securities Corp. II, 2000-1A A (1 mo. USD LIBOR + 0.350%)	2.648%	3/20/23	414,419	415,463	(a)(b)
GS Mortgage Securities Trust, 2015-7R A (1 mo. USD LIBOR + 0.150%)	2.037%	9/26/37	426,720	416,270	(a)(b)
HarborView Mortgage Loan Trust, 2004-2 2A1 (1 mo. USD LIBOR + 0.520%)	2.468%	6/19/34	210,082	206,415	(a)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	400,000	392,966	(a)(b)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.698%	10/15/35	316,942	364	(a)
LSTAR Securities Investment Ltd., 2018-2 A1 (1 mo. USD LIBOR + 1.500%)	3.407%	4/1/23	609,756	610,581	(a)(b)
LSTAR Securities Investment Trust, 2018-2 A2 (1 mo. USD LIBOR + 2.500%)	4.407%	4/1/23	940,000	941,273	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016 C32 ASB	3.514%	12/15/49	540,000	542,330
Morgan Stanley Re-remic Trust, 2015-R2 2A1 (12 mo. Monthly Treasury Average Index + 1.090%)	2.468%	12/26/46	546,404	556,640	(a)(b)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	289,883	291,561	(a)(b)
New York Mortgage Trust Inc., 2005-2 A (1 mo. USD LIBOR + 0.660%)	2.620%	8/25/35	276,237	266,432	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	485,110	353,177	(b)
Residential Accredit Loans Inc., 2007-QS7 1A7 (1 mo. USD LIBOR + 0.550%)	2.510%	5/25/37	1,230,889	938,654	(a)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	11,569	9,519
Residential Asset Securitization Trust, PAC, 2003-A11 A2 (1 mo. USD LIBOR + 0.450%)	2.410%	11/25/33	113,475	111,571	(a)
Sequoia Mortgage Trust, 2002-9 2A (6 mo. USD LIBOR + 1.560%)	3.257%	9/20/32	156,164	153,144	(a)
Structured ARM Loan Trust, 2004-02 1A1 (6 mo. USD LIBOR + 2.460%)	4.189%	3/25/34	253,457	252,548	(a)
Structured Asset Securities Corp., 2005-RF3 2A (1 year Treasury Constant Maturity Rate + 2.200%)	3.747%	6/25/35	705,516	663,306	(a)(b)
Tharaldson Hotel Portfolio Trust, 2018-THL A (1 mo. USD LIBOR + 0.750%)	2.646%	11/11/34	560,000	562,057	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1 (12 mo. USD LIBOR + 1.990%)	3.695%	8/20/35	378,159	340,165	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-04 CB9 (1 mo. USD LIBOR + 0.400%)	2.360%	6/25/35	645,547	551,687	(a)
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	170,000	170,573

See Notes to Financial Statements.

22	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A1 (1 year Treasury Constant Maturity Rate + 2.490%)	3.740%	11/25/34	$425,728	$438,264	(a)
WF-RBS Commercial Mortgage Trust, 2012-C8 A2	1.881%	8/15/45	15	15
Total Collateralized Mortgage Obligations (Cost — $24,907,189)				25,404,571
Mortgage-Backed Securities — 1.7%
FHLMC — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.495%)	1.968%	6/1/43	532,234	527,862	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	4/1/29	1,738	1,957
Total FHLMC				529,819
FNMA — 0.3%
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate + 2.375%)	3.590%	9/1/37	375,123	392,504	(a)
GNMA — 1.1%
Government National Mortgage Association (GNMA) II	3.500%	6/20/48	200,000	201,227	(g)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.000%	9/20/20	69,556	70,215	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.500%	3/20/21	47,937	48,430	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	6/20/22-5/20/32	493,076	506,875	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.750%	8/20/22-9/20/32	251,718	259,027	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.125%	10/20/22-10/20/27	396,104	404,767	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	1/20/24-3/20/24	131,437	134,390	(a)
Total GNMA				1,624,931
Total Mortgage-Backed Securities (Cost — $2,556,128)				2,547,254
Municipal Bonds — 0.5%
North Carolina — 0.5%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes (3 mo. USD LIBOR + 0.900%) (Cost — $710,015)	3.260%	10/25/41	709,142	715,425	(a)
Senior Loans — 1.7%
Consumer Discretionary — 0.8%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.730%	5/2/22	89,549	89,465	(a)(h)(i)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	23

Schedule of investments (cont’d)

May 31, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — 0.2%
1011778 B.C. Unlimited Liability Co., Term Loan B3 (1 mo. LIBOR + 2.250%)	4.230%	2/16/24	$89,547	$89,630	(a)(h)(i)
Caesars Resort Collection LLC, 2017 First Lien Term Loan B (1 mo. LIBOR + 2.750%)	4.730%	12/22/24	22,444	22,488	(a)(h)(i)
Golden Nugget Inc., 2017 Incremental Term Loan (1 mo. LIBOR + 2.750%)	4.678-4.730%	10/4/23	9,850	9,921	(a)(h)(i)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	3.710%	10/25/23	104,231	104,795	(a)(h)(i)
Scientific Games International Inc., 2018 Term Loan B5 (1 mo. LIBOR + 2.750%)	4.730%	8/14/24	16,160	16,243	(a)(h)(i)
Total Hotels, Restaurants & Leisure				243,077
Media — 0.5%
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.990%	4/30/25	26,334	26,421	(a)(h)(i)
Numericable Group SA, USD Term Loan B12 (3 mo. LIBOR + 3.000%)	5.348%	1/31/26	59,700	58,879	(a)(h)(i)
Sinclair Television Group Inc., 2017 Term Loan B	—	12/12/24	80,000	80,110	(j)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	4.730%	3/15/24	663,193	640,765	(a)(h)(i)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	4.419%	4/15/25	20,250	20,163	(a)(h)(i)
Total Media				826,338
Specialty Retail — 0.0%
Michaels Stores Inc., 2018 Term Loan B	4.418-4.476%	1/28/23	32,267	32,247	(a)(h)(i)
Total Consumer Discretionary				1,191,127
Consumer Staples — 0.0%
Food Products — 0.0%
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.000%)	3.970%	5/24/24	24,178	24,243	(a)(h)(i)
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Jaguar Holding Co. II, 2018 Term Loan	4.480-4.802%	8/18/22	54,619	54,649	(a)(h)(i)
Industrials — 0.3%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.948%	1/15/25	109,449	108,603	(a)(h)(i)
XPO Logistics Inc., 2018 Term Loan B (1 mo. LIBOR + 2.000%)	3.961%	2/24/25	89,129	89,448	(a)(h)(i)
Total Air Freight & Logistics				198,051

See Notes to Financial Statements.

24	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 0.1%
American Airlines Inc., 2017 Incremental Term Loan (1 mo. LIBOR + 2.000%)	3.919%	12/14/23	$44,550	$44,374	(a)(h)(i)
American Airlines Inc., 2018 Term Loan B (1 mo. LIBOR + 1.750%)	3.718%	6/27/25	45,000	44,586	(a)(h)(i)
Total Airlines				88,960
Building Products — 0.0%
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.730%	11/15/23	5,571	5,582	(a)(h)(i)
Electrical Equipment — 0.0%
Generac Power Systems Inc., 2017 First Lien Term Loan B (3 mo. LIBOR + 2.000%)	4.308%	5/31/23	48,000	48,105	(a)(h)(i)
Professional Services — 0.0%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.980%	4/10/23	45,770	45,775	(a)(h)(i)
Total Industrials				386,473
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.000%)	3.965%	4/26/24	263,209	263,323	(a)(h)(i)
Materials — 0.2%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2018 Term Loan B (1 mo. LIBOR + 2.000%)	3.980%	10/31/23	89,548	89,315	(a)(h)(i)
Containers & Packaging — 0.1%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	3.929-3.980%	10/1/22	82,500	82,828	(a)(h)(i)
Berry Global Inc., Term Loan R (1 mo. LIBOR + 2.000%)	3.929%	1/19/24	27,362	27,516	(a)(h)(i)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.730%	2/5/23	43,788	43,955	(a)(h)(i)
Total Containers & Packaging				154,299
Total Materials				243,614
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B (1 Week LIBOR + 2.000%)	3.754%	4/25/23	44,772	44,827	(a)(h)(i)
VICI Properties 1 LLC, Replacement Term Loan B (1 mo. LIBOR + 2.000%)	3.961%	12/20/24	120,000	120,197	(a)(h)(i)
Total Real Estate				165,024
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.730%	1/31/25	44,888	44,391	(a)(h)(i)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	25

Schedule of investments (cont’d)

May 31, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.211%	2/22/24	$61,600	$61,749	(a)(h)(i)
Virgin Media Bristol LLC, 2017 USD Term Loan (1 mo. LIBOR + 2.500%)	4.419%	1/15/26	40,000	39,944	(a)(h)(i)
Total Telecommunication Services				146,084
Total Senior Loans (Cost — $2,487,500)				2,474,537
U.S. Government & Agency Obligations — 1.2%
U.S. Government Obligations — 1.2%
U.S. Treasury Notes (Cost — $1,817,442)	1.875%	12/15/20	1,820,000	1,792,807

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A. (Cost — $3,805)			465	2,172	*(e)(k)
Preferred Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates (8.000% PIK) (Cost — $17,072)	8.000%		223,330	2,233	(e)(k)(l)
Total Investments before Short-Term Investments (Cost — $122,702,412)				123,475,097
			Face Amount
Short-term Investments — 16.1%
U.S. Government Agencies — 1.1%
Federal Home Loan Bank (FHLB), Discount Notes	1.811%	8/13/18	$240,000	239,070	(m)
Federal Home Loan Bank (FHLB), Discount Notes	1.748%	6/15/18	600,000	599,578	(m)
Federal Home Loan Bank (FHLB), Discount Notes	1.508%	6/14/18	300,000	299,804	(m)
Federal Home Loan Bank (FHLB), Discount Notes	1.801%	7/26/18	460,000	458,693	(m)
Total U.S. Government Agencies (Cost — $1,597,298)				1,597,145
			Shares
Money Market Funds — 15.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $21,912,167)	1.683%		21,912,167	21,912,167
Total Short-Term Investments (Cost — $23,509,465)				23,509,312
Total Investments — 100.3% (Cost — $146,211,877)				146,984,409
Liabilities in Excess of Other Assets — (0.3)%				(393,300)
Total Net Assets — 100.0%				$146,591,109

See Notes to Financial Statements.

26	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Western Asset Adjustable Rate Income Fund

*	Non-income producing security.

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Securities traded on a when-issued or delayed delivery basis.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2018, the Fund held TBA securities with a total cost of $199,813.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan is unfunded as of May 31, 2018.

(k)	Security is valued using significant unobservable inputs (See Note 1).

(l)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(m)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CMT	— Constant Maturity Treasury
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
PIK	— Payment-in-Kind
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	27

Schedule of investments (cont’d)

May 31, 2018

Western Asset Adjustable Rate Income Fund

Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	6/22/18	$113.00	44	$44,000	$41,594
U.S. Treasury 5-Year Notes Futures, Call	6/22/18	113.25	35	35,000	25,703
U.S. Treasury 5-Year Notes Futures, Call	6/22/18	114.25	14	14,000	2,953
Total Exchange-Traded Written Options (Premiums received — $29,903)					$70,250

At May 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	83	12/19	$20,144,187	$20,159,663	$15,476
90-Day Eurodollar	73	6/20	17,745,031	17,727,138	(17,893)
U.S. Treasury 5-Year Notes	309	9/18	35,027,584	35,192,203	164,619
					162,202
Contracts to Sell:
90-Day Eurodollar	82	6/18	20,032,577	20,023,888	8,689
90-Day Eurodollar	61	9/18	14,882,053	14,878,663	3,390
90-Day Eurodollar	9	12/18	2,204,421	2,192,400	12,021
U.S. Treasury 2-Year Notes	86	9/18	18,262,752	18,252,156	10,596
U.S. Treasury 10-Year Notes	19	9/18	2,277,621	2,288,313	(10,692)
U.S. Treasury Long-Term Bonds	11	9/18	1,580,221	1,596,375	(16,154)
					7,850
Net unrealized appreciation on open futures contracts					$170,052

At May 31, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
	$5,000,000	5/6/21	1.227% semi-annually	3-Month LIBOR-quarterly	—	$214,617
	3,750,000	11/30/21	1.940% semi-annually	3-Month LIBOR-quarterly	—	103,956
	17,619,000	9/19/23	3-month LIBOR quarterly	Daily U.S. Federal Funds Intraday Effective Rate plus 0.36375% quarterly	—	2,832
Total	$26,369,000				—	$321,405

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

28	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Statement of assets and liabilities

May 31, 2018

Assets:
Investments, at value (Cost — $146,211,877)	$146,984,409
Receivable for securities sold	1,013,591
Receivable for Fund shares sold	644,895
Interest receivable	493,096
Deposits with brokers for open futures contracts and exchange-traded options	252,194
Deposits with brokers for centrally cleared swap contracts	90,812
Principal paydown receivable	9,623
Receivable from broker — variation margin on centrally cleared swaps	6,019
Receivable from broker — variation margin on open futures contracts	5,875
Prepaid expenses	66,705
Total Assets	149,567,219

Liabilities:
Payable for securities purchased	2,527,799
Payable for Fund shares repurchased	224,032
Written options, at value (premiums received — $29,903)	70,250
Investment management fee payable	50,767
Service and/or distribution fees payable	29,770
Distributions payable	9,694
Trustees’ fees payable	246
Accrued expenses	63,552
Total Liabilities	2,976,110
Total Net Assets	$146,591,109

Net Assets:
Par value (Note 7)	$162
Paid-in capital in excess of par value	164,160,984
Undistributed net investment income	198,238
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(18,991,917)
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	1,223,642
Total Net Assets	$146,591,109

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	29

Statement of assets and liabilities (cont’d)

May 31, 2018

Net Assets:
Class A	$40,379,303
Class C	$8,965,704
Class C1	$24,252,329
Class I	$60,683,931
Class IS	$12,309,842

Shares Outstanding:
Class A	4,448,986
Class C	991,628
Class C1	2,691,058
Class I	6,711,082
Class IS	1,357,096

Net Asset Value:
Class A (and redemption price)	$9.08
Class C*	$9.04
Class C1 (and redemption price)	$9.01
Class I (and redemption price)	$9.04
Class IS (and redemption price)	$9.07
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.29

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Statement of operations

For the Year Ended May 31, 2018

Investment Income:
Interest from unaffiliated investments	$3,094,105
Interest from affiliated investments	222,645
Dividends	165
Total Investment Income	3,316,915

Expenses:
Investment management fee (Note 2)	498,250
Service and/or distribution fees (Notes 2 and 5)	325,028
Transfer agent fees (Note 5)	83,433
Registration fees	82,020
Audit and tax fees	41,216
Shareholder reports	31,659
Fund accounting fees	28,695
Legal fees	25,072
Trustees’ fees	2,625
Insurance	2,310
Custody fees	2,260
Commitment fees (Note 8)	1,168
Interest expense	206
Miscellaneous expenses	8,668
Total Expenses	1,132,610
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(109,002)
Net Expenses	1,023,608
Net Investment Income	2,293,307

Realized and Unrealized Gain (loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	511,393
Futures contracts	(276,320)
Written options	52,166
Swap contracts	49,864
Net Realized Gain	337,103
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(675,306)
Futures contracts	166,730
Written options	(40,347)
Swap contracts	239,607
Change in Net Unrealized Appreciation (Depreciation)	(309,316)
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	27,787
Increase in Net Assets From Operations	$2,321,094

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	31

Statements of changes in net assets

For the Years Ended May 31,	2018	2017

Operations:
Net investment income	$2,293,307	$2,136,073
Net realized gain	337,103	221,653
Change in net unrealized appreciation (depreciation)	(309,316)	3,264,402
Increase in Net Assets From Operations	2,321,094	5,622,128

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,314,811)	(2,463,434)
Decrease in Net Assets From Distributions to Shareholders	(2,314,811)	(2,463,434)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	90,101,800	50,857,910
Reinvestment of distributions	2,189,079	2,392,876
Cost of shares repurchased	(41,218,340)	(147,488,663)
Increase (Decrease) in Net Assets From Fund Share Transactions	51,072,539	(94,237,877)
Increase (Decrease) in Net Assets	51,078,822	(91,079,183)

Net Assets:
Beginning of year	95,512,287	186,591,470
End of year*	$146,591,109	$95,512,287
*Includes undistributed net investment income of:	$198,238	$180,315

See Notes to Financial Statements.

32	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$9.07	$8.88	$8.98	$9.01	$9.00

Income (loss) from operations:
Net investment income	0.19	0.12	0.11	0.09	0.04
Net realized and unrealized gain (loss)	0.01	0.21	(0.08)	(0.02)	0.03
Total income from operations	0.20	0.33	0.03	0.07	0.07

Less distributions from:
Net investment income	(0.19)	(0.14)	(0.13)	(0.10)	(0.06)
Total distributions	(0.19)	(0.14)	(0.13)	(0.10)	(0.06)

Net asset value, end of year	$9.08	$9.07	$8.88	$8.98	$9.01
Total return[2]	2.26%	3.72%	0.34%[3]	0.77%	0.76%

Net assets, end of year (millions)	$40	$28	$134	$139	$147

Ratios to average net assets:
Gross expenses	1.01%	0.84%	0.82%	0.82%	0.82%
Net expenses[4]	0.92	0.80	0.82	0.82	0.82
Net investment income	2.08	1.31	1.20	0.95	0.47

Portfolio turnover rate	36%[5]	26%	22%	34%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.11% for the year ended May 31, 2016.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 44% for the year ended May 31, 2018.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$9.04	$8.85	$8.95	$8.98	$8.99

Income (loss) from operations:
Net investment income (loss)	0.11	0.06	0.03	0.01	(0.03)
Net realized and unrealized gain (loss)	0.02	0.20	(0.07)	(0.02)	0.03
Total income (loss) from operations	0.13	0.26	(0.04)	(0.01)	0.00 [2]

Less distributions from:
Net investment income	(0.13)	(0.07)	(0.06)	(0.02)	(0.01)
Total distributions	(0.13)	(0.07)	(0.06)	(0.02)	(0.01)

Net asset value, end of year	$9.04	$9.04	$8.85	$8.95	$8.98
Total return[3]	1.41%	2.90%	(0.48)%[4]	(0.11)%	(0.02)%

Net assets, end of year (000s)	$8,966	$7,154	$1,736	$1,963	$2,041

Ratios to average net assets:
Gross expenses	1.74%	1.67%	1.64%	1.73%	1.89%
Net expenses[5,6]	1.64	1.63	1.64	1.70	1.67
Net investment income (loss)	1.26	0.67	0.38	0.07	(0.39)

Portfolio turnover rate	36%[7]	26%	22%	34%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.71% for the year ended May 31, 2016.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 44% for the year ended May 31, 2018.

See Notes to Financial Statements.

34	Western Asset Adjustable Rate Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C1 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$9.01	$8.83	$8.93	$8.96	$8.95

Income (loss) from operations:
Net investment income (loss)	0.14	0.07	0.06	0.03	(0.01)
Net realized and unrealized gain (loss)	0.01	0.20	(0.08)	(0.01)	0.03
Total income (loss) from operations	0.15	0.27	(0.02)	0.02	0.02

Less distributions from:
Net investment income	(0.15)	(0.09)	(0.08)	(0.05)	(0.01)
Total distributions	(0.15)	(0.09)	(0.08)	(0.05)	(0.01)

Net asset value, end of year	$9.01	$9.01	$8.83	$8.93	$8.96
Total return[2]	1.68%	3.04%	(0.22)%[3]	0.18%	0.25%

Net assets, end of year (millions)	$24	$27	$31	$35	$42

Ratios to average net assets:
Gross expenses	1.48%	1.42%	1.38%	1.41%	1.40%
Net expenses[4]	1.38	1.38	1.38	1.41	1.40
Net investment income (loss)	1.60	0.78	0.64	0.35	(0.11)

Portfolio turnover rate	36%[5]	26%	22%	34%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.45% for the year ended May 31, 2016.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 44% for the year ended May 31, 2018.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$9.04	$8.86	$8.96	$8.99	$8.98

Income (loss) from operations:
Net investment income	0.22	0.14	0.12	0.10	0.06
Net realized and unrealized gain (loss)	0.00 [2]	0.20	(0.08)	(0.02)	0.02
Total income from operations	0.22	0.34	0.04	0.08	0.08

Less distributions from:
Net investment income	(0.22)	(0.16)	(0.14)	(0.11)	(0.07)
Total distributions	(0.22)	(0.16)	(0.14)	(0.11)	(0.07)

Net asset value, end of year	$9.04	$9.04	$8.86	$8.96	$8.99
Total return[3]	2.48%	3.82%	0.51%[4]	0.94%	0.95%

Net assets, end of year (000s)	$60,684	$28,404	$8,484	$8,022	$6,800

Ratios to average net assets:
Gross expenses	0.72%	0.65%	0.65%	0.67%	0.67%
Net expenses[5]	0.62 [6]	0.61 [6]	0.65	0.65 [6]	0.62 [6]
Net investment income	2.38	1.56	1.37	1.14	0.62

Portfolio turnover rate	36%[7]	26%	22%	34%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.29% for the year ended May 31, 2016.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 44% for the year ended May 31, 2018.

See Notes to Financial Statements.

36	Western Asset Adjustable Rate Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$9.04	$8.86	$8.96	$9.00	$8.98

Income (loss) from operations:
Net investment income	0.23	0.15	0.13	0.11	0.03
Net realized and unrealized gain (loss)	0.00 [3]	0.19	(0.08)	(0.03)	0.02
Total income from operations	0.23	0.34	0.05	0.08	0.05

Less distributions from:
Net investment income	(0.20)	(0.16)	(0.15)	(0.12)	(0.03)
Total distributions	(0.20)	(0.16)	(0.15)	(0.12)	(0.03)

Net asset value, end of year	$9.07	$9.04	$8.86	$8.96	$9.00
Total return[4]	2.56%	3.91%	0.61%[5]	0.93%	0.52%

Net assets, end of year (000s)	$12,310	$4,819	$11,248	$13,678	$6,062

Ratios to average net assets:
Gross expenses	0.65%	0.59%	0.56%	0.56%	0.64%[6]
Net expenses[7,8]	0.55	0.55	0.55	0.55	0.55 [6]
Net investment income	2.53	1.69	1.47	1.26	0.90 [6]

Portfolio turnover rate	36%[9]	26%	22%	34%	58%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) through May 31, 2014.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.38% for the year ended May 31, 2016.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.55%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 44% for the year ended May 31, 2018.

[10]	For the year ended May 31, 2014.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

38	Western Asset Adjustable Rate Income Fund 2018 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Adjustable Rate Income Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$58,891,353	—	$58,891,353
Asset-backed securities	—	31,644,745	—	31,644,745
Collateralized mortgage obligations	—	25,404,571	—	25,404,571
Mortgage-backed securities	—	2,547,254	—	2,547,254
Municipal bonds	—	715,425	—	715,425
Senior loans	—	2,474,537	—	2,474,537
U.S. government & agency obligations	—	1,792,807	—	1,792,807
Common stocks	—	—	$2,172	2,172
Preferred stocks	—	—	2,233	2,233
Total long-term investments	—	123,470,692	4,405	123,475,097
Short-term investments†:
U.S. government agencies	—	1,597,145	—	1,597,145
Money market funds	$21,912,167	—	—	21,912,167
Total short-term investments	21,912,167	1,597,145	—	23,509,312
Total investments	21,912,167	125,067,837	4,405	146,984,409
Other financial instruments:
Futures contracts	214,791	—	—	214,791
Centrally cleared interest rate swaps	—	321,405	—	321,405
Total other financial instruments	214,791	321,405	—	536,196
Total	$22,126,958	$125,389,242	$4,405	$147,520,605

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Exchange-traded written options	$70,250	—	—	$70,250
Futures contracts	44,739	—	—	44,739
Total	$114,989	—	—	$114,989

†	See Schedule of Investments for additional detailed categorizations.

(b) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in

40	Western Asset Adjustable Rate Income Fund 2018 Annual Report

U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

42	Western Asset Adjustable Rate Income Fund 2018 Annual Report

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2018, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended May 31, 2018, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate or receive and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the

Western Asset Adjustable Rate Income Fund 2018 Annual Report	43

Notes to financial statements (cont’d)

position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these

44	Western Asset Adjustable Rate Income Fund 2018 Annual Report

commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	45

Notes to financial statements (cont’d)

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

46	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)		$7,083,430	$(7,083,430)
(b)	$39,427	(39,427)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)

Reclassifications are due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	47

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.70%, 0.65% and 0.55%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended May 31, 2018, fees waived and/or expenses reimbursed amounted to $109,002.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2018, LMIS and its affiliates retained sales charges of $163 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2018, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$409

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

48	Western Asset Adjustable Rate Income Fund 2018 Annual Report

3. Investments

During the year ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$62,222,296	$11,662,951
Sales	29,594,684	9,777,353

At May 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$146,148,953	$1,696,215	$(860,759)	$835,456
Swap contracts	—	321,405	—	321,405
Futures contracts	—	214,791	(44,739)	170,052
Written options	(29,903)	522	(40,869)	(40,347)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2018.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$214,791
Centrally cleared swap contracts[3]	321,405
Total	$536,196

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$70,250
Futures contracts[2]	44,739
Total	$114,989

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	49

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$30,663
Written options	52,166
Futures contracts	(276,320)
Swap contracts	49,864
Total	$(143,627)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$(5,202)
Written options	(40,347)
Futures contracts	166,730
Swap contracts	239,607
Total	$360,788

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended May 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$1,236
Written options	8,450
Futures contracts (to buy)	43,724,884
Futures contracts (to sell)	65,775,888

Average Notional Balance
Interest rate swap contracts	$14,490,462

†	At May 31, 2018, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C

50	Western Asset Adjustable Rate Income Fund 2018 Annual Report

and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$82,850		$36,299
Class C	49,280		4,249
Class C1	192,898	[1]	18,194
Class I	—		24,691
Total	$325,028		$83,433

[1]	Amount shown is exclusive of expense reimbursements. For the year ended May 31, 2018, the service and/or distribution fees reimbursed amounted to $25 for Class C1 shares.

For the year ended May 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$31,518
Class C	5,016
Class C1	25,299
Class I	38,799
Class IS	8,370
Total	$109,002

6. Distributions to shareholders by class

	Year Ended May 31, 2018	Year Ended May 31, 2017
Net Investment Income:
Class A	$710,895	$1,821,274
Class C	63,246	17,659
Class C1	427,309	281,709
Class I	927,261	258,578
Class IS	186,100	84,214
Total	$2,314,811	$2,463,434

7. Shares of beneficial interest

At May 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	51

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,607,536	$23,714,958	1,452,246	$13,013,694
Shares issued on reinvestment	69,486	631,202	199,706	1,786,417
Shares repurchased	(1,312,260)	(11,917,632)	(13,698,561)	(123,156,094)
Net increase (decrease)	1,364,762	$12,428,528	(12,046,609)	$(108,355,983)

Class C
Shares sold	876,739	$7,924,973	713,653	$6,399,189
Shares issued on reinvestment	6,571	59,489	1,865	16,707
Shares repurchased	(683,433)	(6,201,635)	(119,888)	(1,069,359)
Net increase	199,877	$1,782,827	595,630	$5,346,537

Class C1
Shares sold	880	$7,929	225	$1,991
Shares issued on reinvestment	46,163	416,449	30,596	272,158
Shares repurchased	(369,473)	(3,334,823)	(499,981)	(4,448,551)
Net decrease	(322,430)	$(2,910,445)	(469,160)	$(4,174,402)

Class I
Shares sold	5,646,812	$51,110,635	3,404,419	$30,420,635
Shares issued on reinvestment	98,981	895,851	26,547	237,806
Shares repurchased	(2,176,223)	(19,718,655)	(1,246,950)	(11,173,782)
Net increase	3,569,570	$32,287,831	2,184,016	$19,484,659

Class IS
Shares sold	808,731	$7,343,305	113,496	$1,022,401
Shares issued on reinvestment	20,510	186,088	8,932	79,788
Shares repurchased	(5,026)	(45,595)	(858,525)	(7,640,877)
Net increase (decrease)	824,215	$7,483,798	(736,097)	$(6,538,688)

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

52	Western Asset Adjustable Rate Income Fund 2018 Annual Report

For the year ended May 31, 2018, the Fund incurred a commitment fee in the amount of $1,168. The Fund did not utilize the Redemption Facility during the year ended May 31, 2018.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended May 31, 2018. The following transactions were effected in shares of such companies for the year ended May 31, 2018.

	Affiliate Value at May 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$73,919,388	73,919,388	$73,919,388	73,919,388	—	$222,645	—	—

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,314,811	$2,463,434

As of May 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$222,300
Deferred capital losses*	(16,800,090)
Capital loss carryforward**	(2,125,046)
Other book/tax temporary differences(a)	(153,767)
Unrealized appreciation (depreciation)(b)	1,286,566
Total accumulated earnings (losses) — net	$(17,570,037)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	53

Notes to financial statements (cont’d)

**	As of May 31, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2019	$(2,125,046)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences between the book and tax cost basis of investments in certain investments.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

54	Western Asset Adjustable Rate Income Fund 2018 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Adjustable Rate Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Adjustable Rate Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of May 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

July 17, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset Adjustable Rate Income Fund 2018 Annual Report	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Adjustable Rate Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

56	Western Asset Adjustable Rate Income Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Adjustable Rate Income Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	140
Other board memberships held by Trustee during past five years	None

58	Western Asset Adjustable Rate Income Fund

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Adjustable Rate Income Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

60	Western Asset Adjustable Rate Income Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Western Asset Adjustable Rate Income Fund	61

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2018:

Record date:	Daily	Daily	Daily	Daily
Payable date:	6/30/2017	7/31/2017	August 2017 through December 2017	January 2018 through May 2018
Ordinary income:
Qualified dividend income for individuals	6.74%	6.41%	5.87%	4.40%
Dividends qualifying for the dividends
received deduction for corporations	6.74%	6.41%	5.87%	4.40%
Interest from Federal Obligations	0.99%	0.99%	0.99%	3.04%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

62	Western Asset Adjustable Rate Income Fund

Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC**

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)†

**	Prior to May 2, 2018, known as Western Asset Management Company.
†	Effective June 11, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Adjustable Rate Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2224 7/18 SR18-3389

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2017 and May 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $39,045 in May 31, 2017 and $60,570 in May 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2017 and $2,427 in May 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,600 in May 31, 2017 and $4,410 in May 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2017 and May 31, 2018; Tax Fees were 100% and 100% for May 31, 2017 and May 31, 2018; and Other Fees were 100% and 100% for May 31, 2017 and May 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in May 31, 2017 and $432,645 in May 31, 2018.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
Jane F. Dasher
Mark T. Finn
Stephen R. Gross
Susan M. Heilbron
Susan B. Kerley
Richard E. Hanson, Jr.
R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 24, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 24, 2018